Exhibit 10.2
SIXTH AMENDMENT
TO THE
BIOMED REALTY, L.P. 401(K) RETIREMENT SAVINGS PLAN
THIS AMENDMENT is executed by BIOMED REALTY, L.P. (the “Employer”).
WHEREAS, the Employer previously adopted the BIOMED REALTY, L.P. 401(K) RETIREMENT SAVINGS PLAN (the “Plan”);
WHEREAS, the Plan provides the Employer may amend the Plan; and
WHEREAS, the Employer desires to amend the Plan.
NOW, THEREFORE, the Plan is hereby amended in the following particulars only;
1. Paragraph K of Article I is amended as follows:
“For Limitation Years beginning after June 30, 2007, Compensation is further modified as follows:
Including Compensation received from an unfunded non-qualified deferred compensation plan.
Including any amount paid on or after the date of termination of employment, but specifically excluding any severance amounts.
Including any payment of unused vacation, personal, and sick days made on and after termination of employment.”
IN WITNESS WHEREOF, the Employer executes this Amendment on this 1st day of January, 2009.

BIOMED REALTY, L.P.
By:	/s/ Jonathan P. Klassen
	Name:	Jonathan P. Klassen
	Title:	Vice President, Legal